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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event reported): November 18, 1999

                               AGL RESOURCES INC.
               (Exact Name of Registrant as Specified in Charter)



        Georgia                      1-14174                    58-2210952
(State or Other Jurisdiction   (Commission File No.)          (IRS Employer
of Incorporation)                                            Identification No.)



     817 West Peachtree Street, NW, 10th Floor, Atlanta, Georgia  30308
       (Address of Principal Executive Offices)                (Zip Code)



                                 (404) 584-9470
              (Registrant's telephone number, including area code)
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Item 5.        Other Events

     See Exhibit 99.1 attached hereto regarding the Registrant's Year 2000 Readiness Disclosure.


Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits

(c)  Exhibits.


Exhibit
Number          Description
------          -----------

99.1            Year 2000 Readiness Disclosure.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          AGL RESOURCES INC.
                          (Registrant)


                          /s/ Donald P. Weinstein
                         ----------------------------------------
                         Donald P. Weinstein
                         Senior Vice President and
                         Chief Financial Officer



Date: November 18, 1999

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                                 EXHIBIT INDEX

 Exhibit No.     Description
 ----------      ------------
   99.1          Year 2000 Readiness Disclosure


                                       4